UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 24, 2013

Keyuan Petrochemicals, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

(Commission File Number)	45-0538522 (IRS Employer Identification No.)

Qingshi Industrial Park
Ningbo Economic & Technological Development Zone
Ningbo, Zhejiang Province
P.R. China 315803
(Address of principal executive offices and zip code)

(86) 574-8623-2955
 (Registrant’s telephone number including area code)

 Silver Pearl Enterprises, Inc.
 (Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17  CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01  Entry into a Material Definitive Agreement

Section 3 – Securities and Trading Markets
Item 3.03  Material Modification to Rights of Security Holders

On September 24, 2013, the Company and Dragon State International Limited (“Dragon State”) agreed to amend certain terms in Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock, Series C Warrant and Series D Warrant (the “Amendments”), which we issued pursuant to the Securities Purchase Agreement dated September 28, 2010, as disclosed in the Current Report on Form 8-K that we filed on September 30, 2010.

Pursuant to the Amendments, i) the date of Maturity (a.k.a. the date of Mandatory Conversion) of Series B Convertible Preferred Stock shall be extended from September 28, 2013 to September 28, 2014; ii) the term of Series C Warrant shall be extended from three years to four years and expire on September 28, 2014; and iii) the term of Series D Warrant shall be extended from three years to four years and expire on September 28, 2014.

The Company and Dragon State, the sole holder of Series B Convertible Preferred Stock and the majority holder of Series C Warrant and Series D Warrant, entered into a Tolling Agreement, dated September 24, 2013 (the “Tolling Agreement”), pursuant to which the parties mutually agreed to extend the terms of the Amendments. Pursuant to the Tolling Agreement, all periods of limitation, repose and laches which are or may be applicable to any or all claims and remedies at contract, tort and statute, including but not limited to all claims arising out of the Securities Purchase Agreement dated September 28, 2010 and out of Dragon State’s purchase of the securities of Keyuan, whether described therein or not (collectively, “Tolled Claims”), that Dragon State has or may have against the Company and its Chairman of the Board and Chief Executive Officer, Mr. Tao, are tolled and suspended as of September 8, 2013 through and including September 28, 2014.

On September 24, 2013, the Company filed the Amendment to Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock with the Secretary of State of the State of Nevada.

The Amendment to Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock, Amendment to Series C Warrant and Series D Warrant, and the Tolling Agreement are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively.

Section 9 – Financial Statements and Exhibits
Item 9.01   Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Amendment to Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock, dated September 24, 2013
99.2	Amendment to Series C Warrant and Series D Warrant, dated September 24, 2013
99.3	Tolling Agreement by and between the Company and Dragon State International Limited, dated September 24, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYUAN PETROCHEMICALS, INC.

By: /s/ Chunfeng Tao
Name: Chunfeng Tao
Title: Chief Executive Officer

Dated:  September 25, 2013

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